Exhibit 10.13

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (“Assignment”), is made as of the 18th day of December, 2013, by and among IIT ACQUISITIONS LLC, a Delaware limited liability company (“Assignor”), on the one hand, and IPT WEST VALLEY DC LLC, a Delaware limited liability company (“Assignee”), on the other hand.

W I T N E S S E T H:

WHEREAS, Assignor has entered into that certain Purchase and Sale Agreement dated as of August 5, 2013, with WEST VALLEY DISTRIBUTION ASSOCIATES-I, LP, a Washington limited partnership (“Seller”) (as previously amended, the “Agreement”).

WHEREAS, Assignor desires to assign and Assignee desires to assume all of Assignor’s right, title and interest under the Agreement and all related documents and instruments entered into between Assignor and Seller (collectively, the “Purchase Documentation”).

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Assignment of Agreement. Assignor does hereby assign, transfer, set over and deliver unto Assignee all of Assignor’s right, title and interest under the Purchase Documentation, including without limitation, the Deposit (as defined in the Agreement), and Assignee hereby accepts such assignment.

2. Assumption of Obligations. By acceptance of this Assignment, Assignee hereby assumes and agrees to perform and to be bound by all of the terms, covenants, conditions and obligations imposed upon or assumed by Assignor under the Purchase Documentation.

3. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the successors, assigns, personal representatives, heirs and legatees of the respective parties hereto.

4. Counterparts. This Assignment may be executed in one or more counterparts, each of which shall be deemed an original but all of which, taken together, shall constitute one in the same Assignment. This Assignment may be delivered by one or more parties by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.

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IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Assumption Agreement as of the date first written above.

“Assignor”

IIT ACQUISITIONS LLC,
a Delaware limited liability company

By:	IIT Real Estate Holdco LLC,
a Delaware limited liability company,
its sole member

	By:	Industrial Income Operating Partnership LP,
a Delaware limited partnership,
its sole member

		By:	Industrial Income Trust Inc.,
a Maryland corporation,
its general partner

			By:	/s/ Thomas G. McGonagle
			Name:	Thomas G. McGonagle
			Title:	CFO

“Assignee”

IPT WEST VALLEY DC LLC,
a Delaware limited liability company

By:	IPT Real Estate Holdco LLC,
a Delaware limited liability company,
its sole member

	By:	Industrial Property Operating Partnership LP,
a Delaware limited partnership,
its sole member

		By:	Industrial Property Trust Inc.,
a Maryland corporation,
its general partner

			By:	/s/ Thomas G. McGonagle
			Name:	Thomas G. McGonagle
			Title:	CFO